MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-1
September 1, 2002 through September 30, 2002

I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					$1,341,416,530.93
B.	Level Pay Pool Balance of the Initial Receivables	$1,224,165,325.24
C.	Last Scheduled Payment Pool Balance of the Initial
	Receivables						$117,251,205.69
D.	Notes
	1.	Class A-1
		a.	Initial Balance				$151,000,000.00
		b.	Note Interest Rate			2.00875%
		c.	Noteholders' Final Scheduled Payment
			Date					March 17, 2003
	2.	Class A-2
		a.	Initial Balance				$384,000,000.00
		b.	Note Interest Rate			3.030%
		c.	Noteholders' Final Scheduled Payment
			Date					January 17, 2005
		d.	Class A Allocation Percentage		85.86%
	3.	Class A-3
		a.	Initial Balance				$369,000,000.00
		b.	Note Interest Rate			4.150%
		c.	Noteholders' Final Scheduled Payment
			Date					May 15, 2006
		d.	Class A Allocation Percentage		85.86%
	4.	Class A-4
		a.	Initial Balance				$522,800,000.00
		b.	Note Interest Rate			1-Month LIBOR + .28%
		c.	Noteholders' Final Scheduled Payment
			Date					January 15, 2010
		d.	Class A Allocation Percentage		85.86%
	5.	Class B
		a.	Initial Balance				$144,500,000.00
		b.	Note Interest Rate			5.370%
		c.	Noteholders' Final Scheduled Payment
			Date					January 15, 2010
		d.	Class B Allocation Percentage		9.72%
	6.	Class C
		a.	Initial Balance				$65,600,000.00
		b.	Note Interest Rate			6.200%
		c.	Noteholders' Final Scheduled Payment
			Date					January 15, 2010
		d.	Class C Allocation Percentage		4.41%
E.	Certificates Initial Balance				$113,738,720.97
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Weighted Average Coupon (WAC) of the Initial
	Receivables						8.881%
H.	Weighted Average Original Number of Payments of the
	Initial Receivables (Months)				60
I.	Weighted Average Remaining Number of Payments of the
	Initial Receivables (Months)				59
J.	Number of Initial Receivables				55,134
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage
		of Initial Pool					1.00%
	2.	Reserve Account Deposit on the Closing Date	$13,130,856.23
	3.	Specified Reserve Balance Percentage		3.25%
L.	Yield Supplement Account Deposit on the Closing Date	$21,613,006.43
M.	Yield Supplement Over Collateralization Balance on
	Closing Date						$28,330,908.13
N.	Adjusted Principal Balance of Initial Receivables	$1,313,085,622.80
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted
		Principal Amount)				$437,553,098.17
	2.	Initial Closing Date				March 13, 2002
	3.	End of Pre-Funding Period			16-Sep-02
	4.	Fixed Percentage for Calculating Maximum
		Negative Carry Amount				1.25%
	5.	Negative Carry Account Initial Deposit		$6,055,358.70

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					$1,641,431,999.38
B.	Level Payment Pool Balance				$1,491,523,315.28
C.	Last Scheduled Payment Pool Balance			$149,908,684.10
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		$12,433,007.80
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		$384,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		$369,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		$522,800,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		$144,500,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	6.	Class C
		a.	Prior Month Note Balance		$65,600,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificate Balance					$113,738,720.97
F.	Reserve Account Balance					$18,449,455.38
G.	Yield Supplement Account Balance			$12,280,905.16
H.	Payahead Account Balance				$540,525.61
I.	Yield Supplement Over Collateralization Balance 	$29,360,270.61
J.	Pre-Funding Account Balance				$0.00
K. 	Negative Carry Account Balance				$0.00
L.	Deferred Receivables					$734,999,174.13
M.	Cumulative Losses for All Prior Periods			$12,799,825.35
N.	Weighted Average Coupon (WAC)				8.891%
O.	Weighted Average Remaining Term to Maturity  (WAM) 	56.92
P	Number of Contracts					70,235
Q	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			2,464,412.19
	2.	Prepayments in Full				336,888.64
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		2,867,100.36
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				9,210.92
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			9,210.92
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				31,640,714.15
	2.	Collected Principal				31,637,571.50
	3.	Collected Interest				5,382,556.34
	4.	Repurchased Receivables Principal 		0.00
	5.	Repurchased Receivables Interest		0.00
E.	Simple Interest Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				442,940.55
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Collected
		Prior to Month of Maturity			442,940.55
	5.	Last Scheduled Payment Principal Due on Loans
		Matured This Month				0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			2,313,771.45
	2.	Specified Yield Supplement Account Balance	9,615,154.07
	3.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period	0.00
G.	Yield Supplement Over Collateralization			27,895,210.91
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				301,282.45
		b.	Current Month Actuarial Advances 	142,362.89
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to
			Cutoff Date)				114,202.58
		d.	Ending Actuarial Advances (or
			payments due prior to Cutoff Date)	329,442.76
	2.	Precomputed Loans - Last Scheduled Payment
		Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advances				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advance					0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	4.	Net Servicer Advances 				28,160.31
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead Account
		Balance						36,465.30
	2.	Payahead Balance of Loans Defaulted this
		Period						0.00
	3.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period			0.00
	4.	Ending Payahead Balance 			576,990.91
J.	Rule of 78s Payment					0.05
K.	Weighted Average Coupon of Remaining  Portfolio
	(WAC)							8.865%
L.	Weighted Average Remaining Maturity (WAM)		56.41
M.	Remaining Number of Receivables				68,973
N.	Delinquent Contracts	Contracts	Amount
	1.	30-59 Days
		Delinquent	2,614 	3.79%	57,138,840.35 	3.57%
	2.	60-89 Days
		Delinquent	733 	1.06%	15,984,694.13 	1.00%
	3.	90 Days or more
		Delinquent	809 	1.17%	17,934,536.19 	1.12%
O.	Net Loss and Defaulted Receivables
	Information
	1.	Vehicles Repossessed
		During Month 	416 				8,025,354.40
	2.	Loans Defaulted During
		the Month	361
	3.	Level Payment Principal Balance of
		Defaulted Receivables				6,252,959.42
	4.	Last Scheduled Payment Principal Balance of
		Defaulted Receivables				1,496,949.85
	5.	Level Payment Liquidation Proceeds		1,748,731.50
	6.	Last Scheduled Payment Liquidation Proceeds	3,839.46
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously Defaulted
		Receivables					759,003.21
P.	Pool Balances
	1.	Total Pool Balance				1,598,787,923.66
	2.	Level Pay Pool Balance				1,450,828,340.88
	3.	Last Scheduled Payment Pool Balance		147,959,582.78
	4.	Deferred Receivables				666,653,477.81
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income			58,421.20
B.	Collection Account Investment Income			38,968.54
C.	Payahead Account Investment Income			605.66
D.	Yield Supplement Account Investment Income		14,823.49
E.	Pre-Funding Account Investment Income			0.00
F.	Negative Carry Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			2,867,100.36
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			31,637,571.50
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			5,382,556.34
		Subtotal					39,887,228.20

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					452,151.47
C.	Net Change in Payahead Account Balance 			(36,465.30)
D.	Net Liquidation Proceeds and Recoveries Received 	2,511,574.17
E.	Principal and Interest on Purchased or Repurchased
	Contracts 						0.00
F.	Exclusion of Rule of 78's Payments 			(0.05)
G.	Net Servicer Advances/(Reimbursements) 			28,160.31
H.	Net Swap Receipt					0.00
I.	Yield Supplement Amount 				2,313,771.45
J.	Net Investment Earning on the Pre-Funding Account	0.00
K.	Negative Carry Amount 					0.00
L.	Remaining Pre-Funded Amount Due to Noteholders		0.00
M.	Available Funds						$45,156,420.25

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of Subsequent
			Receivables Sold This  Period		0.00
		2.	Adjusted Principal Balance of
			Subsequent Receivables Sold This
			Period					0.00
		3.	Subsequent Cutoff Date for
			Subsequent Receivables Sold This
			Period					N/A
		4.	Subsequent Transfer Date for Subsequent
			Receivables Sold This  Period		N/A
		5.	Deposit to Reserve Account for
			Subsequent Receivables Sold This
			Period					0.00
		6.	Deposit to Yield Supplement Account
			for Subsequent Receivables Sold This
			Period					0.00
		7.	Deposit to Payahead Account for
			Subsequent Receivables Sold This
			Period					0.00
		8.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period		0.00
	B.	End of Pre-Funding Period (if balance in
		Pre-Funding Account balance is $100,000
		or greater)					16-Sep-02
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount		0.00
		2.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period		0.00
		3.	Deposit to Reserve Account for
			Subsequent Receivables Sold This
			Period					0.00
		4.	Deposit to Yield Supplement Account
			for Subsequent Receivables Sold This
			Period					0.00
		5.	Deposit to Payahead Account for
			Subsequent Receivables Sold This
			Period					0.00
		6.	Remaining Pre-Funded Amount Payable
			to Noteholders				0.00
		7.	Remaining Pre-Funding Amount
			(excl. Reserve & Yield Supplement
			Amount)					0.00
	D.	Negative Carry Account
		1.	Calculation of Negative Carry Amount
			for the Current Period
			a.  Accrued Note Interest for this
			Period					4,137,135.94
			b.  Pre-Funded Amount (excl.
			Reserve & Yield Supplement Amount)	0.00
			c.  Pre-Funded Percentage		0.00%
			d.  Net Investment Earnings on the
			Pre-Funded Amount			0.00
			e.  Negative Carry Amount for the
			Current Period				0.00
		2.	Calculation Maximum Negative Carry
			Amount
			a.  Weighted Average Rate based on
			Ending Note Balances			3.1061%
			b.  Note Percentage based on Ending
			Note Balances				92.76%
			c.  Actual Number of Days from
			Payment Date to End of Pre-Funding
			Period					0
			d.  Maximum Negative Carry Amount	0.00
		3.	Required Negative Carry Account
			Balance					0.00
	E. 	Total Subsequent Receivables Sold as of
		Related Cutoff Dates
		1.	Level Pay Balance			406,927,711.62
		2.	Last Scheduled Payment Balance		38,090,857.43
		3.	Total					445,018,569.05
	F.	Total Initial and Subsequent Receivables
		Sold as of Related Cutoff Dates
		1.	Level Pay				1,631,093,036.86
		2.	Last Scheduled				155,342,063.12
		3.	Total					1,786,435,099.98
	G.	Specified Reserve Balance			69,395,758.43

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			41,179,016.02
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		41,179,016.02
B.	Total Required Payment
	1.	Total Servicing Fee  				908,485.52
	2.	Net Swap Payment				1,266,326.59
	3.	Accrued Note Interest  Due
		a.	Class A-1				20,118.59
		b.  	Class A-2				969,600.00
		c. 	Class A-3 				1,276,125.00
		d.	Class A-4				885,721.52
		e.	Class B					646,637.50
		f.	Class C					338,933.33
		g.	Total Accrued Note Interest		4,137,135.94
	4.	Principal Distribution Amount Due
		a.	Class A-1 				12,433,007.80
		b.  	Class A-2 				24,681,443.76
		c. 	Class A-3				0.00
		d.	Class A-4				0.00
		e.	Class B 				2,795,476.27
		f.	Class C					1,269,088.19
		g.	Total Principal Distribution Amount	41,179,016.02
	5.	Total Required Payment 				47,490,964.07
	6.	Available Funds					45,156,420.25
	7.	Reserve Account TRP Draw Amount			2,334,543.82
	8.	Total Available Funds				$47,490,964.07
C.	Current Period Payments
	1.	Servicing Fee paid				908,485.52
	2.	Net Swap Payment				1,266,326.59
	3.	Interest Paid
		a.	Class A-1 				20,118.59
		b.  	Class A-2 				969,600.00
		c. 	Class A-3 				1,276,125.00
		d.	Class A-4				885,721.52
		e.	Class B					646,637.50
		f.	Class C					338,933.33
		g.	Total Interest Paid			4,137,135.94
	4.	Remaining Available Funds			41,179,016.02
	5.	Principal Payments
		a.	Class A-1 				12,433,007.80
		b.  	Class A-2 				24,681,443.76
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					2,795,476.27
		f.	Class C					1,269,088.19
		g.	Total Principal Payments		41,179,016.02
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		18,449,455.38
	2.	Plus: Reserve Account Investment Income		58,421.20
	3.	Plus: Additional Deposit			12,500,000.00
	4.	Less: Reserve Account Advance Draw Amount	0.00
	5.	Less: Reserve Account TRP Draw Amount		2,334,543.82
	6.	Reserve Account Balance before Deposit to
		Reserve Account					28,673,332.76
	7.	Specified Reserve Account Balance		69,395,758.43
	8.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		40,722,425.67
	9.	Funds Available for Deposit to Reserve
		Account						0.00
	10.	Amount Deposited to Reserve Account		0.00
	11.	Reserve Account Investment Income Released
		to Seller					0.00
	12.	Ending Reserve Account Balance			28,673,332.76
F.	Excess Funds Deposited to Certificate Distribution
	Account							0.00
G.	Total Distributions					$47,490,964.07


VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	$1,641,431,999.38	$1,598,787,923.66
	2.	Total Pool Factor	1.2236557 		1.1918654
	3.	Level Payment Pool
		Balance			1,491,523,315.28 	1,450,828,340.88
	4.	Level Payment Pool
		Factor			1.2184002 		1.1851572
	5.	Last Scheduled Payment
		Pool Balance		149,908,684.10 		147,959,582.78
	6.	Note Balance
		a.	Class A-1 	12,433,007.80 		0.00
		b.  	Class A-2 	384,000,000.00 		359,318,556.24
		c. 	Class A-3 	369,000,000.00 		369,000,000.00
		d.	Class A-4	522,800,000.00 		522,800,000.00
		e.	Class B		144,500,000.00 		141,704,523.73
		f.	Class C		65,600,000.00 		64,330,911.81
		g.	Total		1,498,333,007.80 	1,457,153,991.78
	7.	Pool Factor
		a.	Class A-1 	0.0823378 		0.0000000
		b.  	Class A-2 	1.0000000 		0.9357254
		c. 	Class A-3 	1.0000000 		1.0000000
		d.	Class A-4	1.0000000 		1.0000000
		e.	Class B		1.0000000 		0.9806541
		f.	Class C		1.0000000 		0.9806541
	8.	Certificate Balance	113,738,720.97 	113,738,720.97
	9.	Certificate Pool
		Factor			1.0000000 		1.0000000
	10.	Total Note and
		Certificate Balance	1,612,071,728.77	1,570,892,712.75
	11.	Yield Supplement Over
		Collatralization	29,360,270.61		27,895,210.91

B.	Portfolio Information
	1.	Weighted Average Coupon of
		Portfolio (WAC)		8.891% 			8.865%
	2.	Weighted Average Remaining
		Term to Maturity
		of  Portfolio (WAM) 	56.92 			56.41
	3.	Remaining Number of
		Receivables		70,235 			68,973

C.	Actual Vs Scheduled Pool Balance	Actual Balance	Scheduled Balance
	1.	Minimum Adjusted Principal
		Balance of Long Deferment
		Period Receivables		588,333,805.31 	562,711,120.80
	2.	Minimum Adjusted Principal
		Balance of Receivables		1,570,892,712.75 1,537,855,338.84


IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			5,997,338.31
B.	Realized Losses for Collection Period Less Recoveries	5,238,335.10
C.	Cumulative Losses for all Periods  			18,038,160.45
D	Delinquent and Repossessed Contracts
				Contracts	Amount
	1.	30-59 Days
		Delinquent	2,614 	3.79%	$57,138,840.35 	3.57%
	2.	60-89 Days
		Delinquent	733 	1.06%	$15,984,694.13 	1.00%
	3.	90 Days or more
		Delinquent	809 	1.17%	$17,934,536.19 	1.12%
	4.	Vehicles Repossessed
		During Collection
		Period		416 				$8,025,354.40


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool Balance
	for Each Collection Period
	1.	Second Preceding Collection Period		3.22%
	2.	Preceding Collection Period			3.22%
	3.	Current Collection Period 			3.22%
	4.	Three Month Average 				3.22%

B.	Annualized Net Loss					3.83%

C.	Ratio of Balance of Contracts Delinquent 60 Days or
	More to the Pool Balance as of the End of the
	Collection Period.
	1.	Second Preceding Collection Period		1.51%
	2.	Preceding Collection Period			1.87%
	3.	Current Collection Period 			2.07%
	4.	Three Month Average 				1.82%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			42,850,953.84
	2.	Yield Supplement Amount from MMCA		2,313,771.45
	3.	Net Swap Receipt				0.00
	4.	Net Servicer Advances (if positive) 		28,160.31
	5.	Reserve Account Draw for Total Required
		Payment 					2,334,543.82
	6.	Deposit from Payahead Account  			0.00
	7.	Collection Account Investment Income  		38,968.54
	8.	Transfer of Negative Carry Amount from
		Negative Carry Account				0.00
	9.	Transfer of Net Earnings on Pre-Funding
		Account						0.00
	10.	Transfer of Prefunding Account Balance due
		to End of Pre-Funding Period			0.00
	11.	Total Transfers Into Collection Account		$47,566,397.96
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			908,485.52
		b.	Rule of 78's Payment			0.05
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior to
			Cutoff Date				0.00
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				0.00
		e.	Total To Servicer (Net of Total
			Repurchases)				908,485.57

	2.	Total Required Payment Distributed (Net of
		Total Servicing Fee & Net Swap Payment)		45,316,151.96
	3.	Net Swap Payment				1,266,326.59
	4.	Deposit to Payahead Account 			36,465.30
	5.	Deposit to Reserve Account 			0.00
	6.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	38,968.54
		c.	Total to Certificate Distribution
			Account					38,968.54
	7.	Total Transfers from Collection Account		$47,566,397.96

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			18,449,455.38
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	0.00
	2.	Reserve Account Investment Income 		58,421.20
	3.	Additional Deposit				12,500,000.00
	4.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	5.	Total Transfers Into Reserve Account		12,558,421.20
C.	Total Transfers In and Beginning Balance		$31,007,876.58
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for Reserve
		Account TRP Draw Amount  			2,334,543.82
	3.	Reserve Account Investment Income to
		Seller (MART)  					0.00
	4.	Total Transfers From Reserve Account		2,334,543.82
E.	Ending Balance						28,673,332.76
F.	Total Distributions and Ending Balance			$31,007,876.58

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			540,525.61
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection
		Account 					36,465.30
	2.	Payahead Account Investment Income 		605.66
	3.	Transfer from Prefunding Account for
		Subsequent Receivables				0.00
	4.	Total Transfers Into Payahead Account		37,070.96
C.	Total Transfers In and Beginning Balance		$577,596.57
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection
		Account 					0.00
	2.	Transfer Investment Income to Servicer 		605.66
	3.	Total Transfers From Payahead Account		605.66
E.	Payahead Account Ending Balance 			576,990.91
F.	Total Distributions and Ending Balance			$577,596.57

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		12,280,905.16
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	14,823.49
	2.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	3.	Total Transfers Into Yield Supplement
		Account						14,823.49
C.	Total Transfers and Beginning Balance  			$12,295,728.65
D.	Distributions From Yield Supplement
	Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	14,823.49
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	2,665,751.09
	4.	Total Transfers From Yield Supplement
		Account						2,680,574.58
E.	Specified Yield Supplement Account Ending Balance 	9,615,154.07
F.	Total Distributions and Ending Balance			$12,295,728.65

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less
		Servicing Fee & Net Swap Pmt) from
		Collection Acct					45,316,151.96
	2.	Total Transfers Into Note Payment
		Account						45,316,151.96
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				12,453,126.39
		b.  	Class A-2 				25,651,043.76
		c. 	Class A-3 				1,276,125.00
		d.	Class A-4				885,721.52
		e.	Class B					3,442,113.77
		f.	Class C					1,608,021.52
		g.	Total Payments to Noteholders		45,316,151.96
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			$45,316,151.96

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection
		Account						0.00
	2.	Collection Account Investment Income		38,968.54
	3.	Total Transfers into Certificate
		Distribution Account				38,968.54
B.	Distributions from Certificate Distribution
	Account
	1.	Payments to Certificateholders			38,968.54
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			$38,968.54

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account		0.00
B.	Pre-Funding Account Investment Income			0.00
C.	Total Transfers In and Beginning Balance		$0.00
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection
		Account						0.00
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables				0.00
	3.	Transfer to Yield Supplement Account for
		Sale of Subsequent Receivables			0.00
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables				0.00
	4.	Transfer to Seller (MART) for Sale of
		Subsequent Receivables				0.00
	6.	Transfer to Collection Account of Remaining
		Balance Due Noteholders				0.00
	7.	Total Transfers From Pre-Funding Account	0.00
E.	Pre-Funding Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$0.00

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account		0.00
B.	Negative Carry Account Investment Income		0.00
C.	Total Transfers In and Beginning Balance		$0.00
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to
		Collection Account				0.00
	2.	Release Investment Income from Negative
		Carry Account to Seller (MART)			0.00
	3.	Release Excess Funds from Negative
		Carry Account to Seller (MART)			0.00
	4.	Total Transfers From Negative Carry
		Account						0.00
E.	Negative Carry Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$0.00

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				45,316,151.96
	2.	To Servicer (MMCA) 				908,485.57
	3.	To Payahead Account				36,465.30
	4.	To Reserve Account 				0.00
	5 	To Certificate Distribution Account		38,968.54
	6.	Total Distributions From Collection
		Account						$46,300,071.37

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account 	0.00

C.	Distributions From Payahead Account
	1.	To Collection Account				0.00
	2.	Investment Income to Servicer (MMCA) 		605.66
	3.	Total Distributions From Payahead Account	605.66

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		14,823.49
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		2,665,751.09
	4.	Total Distributions From Yield Supplement
		Account						2,680,574.58

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account				0.00
	2.	To Yield Suplement Account			0.00
	3.	To Collection Account				0.00
	4.	To Payahead Account				0.00
	4.	To Seller for Sale of Subsequent Receivables	0.00
	5.	Total Distributions from Negative Carry
		Account						0.00

F.	Distributions From Negative Carry Account
	1.	To Collection Account				0.00
	2.	To Seller (MART)				0.00
	3.	Total Distributions from Negative Carry
		Account						0.00

G.	Total Distributions From All Accounts			$48,981,251.61
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account				45,316,151.96
	2.	Servicer (MMCA)					909,091.23
	3.	Seller (MART)					2,680,574.58
	4.	Collection Account 				0.00
	5.	Certificate Distribution Account		38,968.54
	6.	Reserve Account					0.00
	7.	Payahead Account				36,465.30
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		$48,981,251.61